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                                                                  Exhibit (e)(4)
S E R V I C E   R E Q U E S T


              P L A T I N U M
               Investor(R) II
    AIG AMERICAN GENERAL LIFE

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PLATINUM INVESTOR - FIXED OPTION                                    MFS Variable Insurance Trust
  . Division 125 - AGL Declared Fixed Interest Account                . Division 239 - MFS Capital Opportunities
                                                                      . Division 134 - MFS Emerging Growth
PLATINUM INVESTOR - VARIABLE DIVISIONS                                . Division 240 - MFS New Discovery
AIM Variable Insurance Funds                                          . Division 238 - MFS Research
   . Division 126 - AIM V.I. International Growth                   Neuberger Berman Advisers Management Trust
   . Division 404 - AIM V.I. Core Equity                              . Division 241 - Mid-Cap Growth
The Alger American Fund                                             Oppenheimer Variable Account Funds
   . Division 259 - Alger American Leveraged AllCap                   . Division 256 - Oppenheimer Balanced
   . Division 258 - Alger American MidCap Growth                      . Division 257 - Oppenheimer Global Securities
American Century Variable Portfolios, Inc.                          PIMCO Variable Insurance Trust
   . Division 224 - VP Value                                          . Division 409 - PIMCO CommodityRealReturn Strategy
Credit Suisse Trust                                                   . Division 243 - PIMCO Real Return
   . Division 247 - Small Cap Growth                                  . Division 242 - PIMCO Short-Term
Dreyfus Investment Portfolios                                         . Division 244 - PIMCO Total Return
   . Division 229 - MidCap Stock                                    Pioneer Variable Contracts Trust
Dreyfus Variable Investment Fund                                      . Division 402 - Fund VCT
   . Division 133 - Developing Leaders                                . Division 403 - Growth Opportunities VCT
   . Division 132 - Quality Bond                                      . Division 408 - Mid Cap Value VCT
Fidelity Variable Insurance Products                                Putnam Variable Trust
   . Division 233 - VIP Asset Manager                                 . Division 137 - Putnam VT Diversified Income
   . Division 232 - VIP Contrafund                                    . Division 138 - Putnam VT Growth and Income
   . Division 230 - VIP Equity-Income                                 . Division 139 - Putnam VT Int'l Growth and Income
   . Division 405 - VIP Freedom 2020                                SunAmerica Series Trust
   . Division 406 - VIP Freedom 2025                                  . Division 253 - Aggressive Growth
   . Division 407 - VIP Freedom 2030                                  . Division 252 - SunAmerica Balanced
   . Division 231 - VIP Growth                                      The Universal Institutional Funds, Inc.
   . Division 254 - VIP Mid Cap                                       . Division 135 - Equity Growth
Franklin Templeton Variable Insurance Products Trust                  . Division 136 - High Yield
   . Division 250 - Franklin Templeton Foreign Securities           VALIC Company I
   . Division 249 - Franklin Templeton Mutual Shares Securities       . Division 128 - International Equities
   . Division 255 - Franklin Templeton Small Cap Value Securities     . Division 129 - Mid Cap Index
   . Division 248 - Franklin Templeton U.S. Government                . Division 130 - Money Market I
Goldman Sachs Variable Insurance Trust                                . Division 225 - Nasdaq-100 Index
   . Division 401- Goldman Sachs Capital Growth                       . Division 227 - Science & Technology
Janus Aspen Series                                                    . Division 226 - Small Cap Index
   . Division 234 - International Growth                              . Division 131 - Stock Index
   . Division 236 - Mid Cap Growth                                  Van Kampen Life Investment Trust
   . Division 235 - Worldwide Growth                                  . Division 251 - Growth and Income
J.P. Morgan Series Trust II                                         Vanguard Variable Insurance Fund
   . Division 400 - JPMorgan Mid Cap Value                            . Division 245 - High Yield Bond
   . Division 237 - JPMorgan Small Company                            . Division 246 - REIT Index


L8993                                                                                                                   Rev0506
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[LOGO] AIG AMERICAN GENERAL                                                                                Variable Universal Life
                                                                                                         Insurance Service Request

                                                                                              Complete and return this request to:
                                                                                                Variable Universal Life Operations
                                                                                             PO Box 4880 . Houston, TX. 77210-4880
American General Life Insurance Company ("AGL")                            (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5258
A member company of American International Group, Inc.                                                       . Fax: (713) 620-6653

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[ ] POLICY             1.  POLICY #: ______________________________________ Insured: ____________________________________________
IDENTIFICATION
                           Address: _______________________________________________________________________ New Address (yes) (no)
COMPLETE THIS SECTION
FOR ALL REQUESTS.          Primary Owner (If other than insured): __________________________________________________

                           Address: _______________________________________________________________________ New Address (yes) (no)

                           Primary Owner's S.S. No. or Tax I.D. No._____________________ Phone Number: ( ) _________-_____________

                           Joint Owner (If applicable): ____________________________________________________________

                           Address: _______________________________________________________________________ New Address (yes) (no)

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[ ] NAME               2.  Change Name Of: (Circle One)    Insured    Owner    Payor    Beneficiary
    CHANGE
                           Change Name From: (First, Middle, Last)         Change Name To: (First, Middle, Last)
Complete this section if
the name of one of the     _____________________________________________   _______________________________________________________
Insured, Owner, Payor or
Beneficiary has changed.   Reason for Change: (Circle One)   Marriage   Divorce   Correction   Other (Attach copy of legal proof)
(Please note, this does
not change the Insured,
Owner, Payor or
Beneficiary designation).

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[ ] CHANGE IN          3.  INVESTMENT DIVISION                   PREM %  DED %  INVESTMENT DIVISION                  PREM %  DED %
    ALLOCATION
    PERCENTAGES            (125) AGL Declared Fixed Interest
                                 Account                         _____% _____%  Neuberger Berman Advisers Management Trust
                           AIM Variable Insurance Funds                         (241) Mid-Cap Growth                 _____% _____%
Use this section to        (126) AIM V.I. International Growth   _____% _____%  Oppenheimer Variable Account Funds
indicate how premiums or   (404) AIM V.I. Core Equity*           _____% _____%  (256) Oppenheimer Balanced           _____% _____%
monthly deductions are to  The Alger American Fund                              (257) Oppenheimer Global Securities  _____% _____%
be allocated. Total        (259) Alger American Leveraged AllCap _____% _____%  PIMCO Variable Insurance Trust
allocation in each column  (258) Alger American MidCap Growth    _____% _____%  (409) PIMCO CommodityRealReturn
must equal 100%; whole     American Century Variable Portfolios, Inc.                  Strategy                      _____% _____%
numbers only.              (224) VP Value                        _____% _____%  (243) PIMCO Real Return              _____% _____%
                           Credit Suisse Trust                                  (242) PIMCO Short-Term               _____% _____%
* These investment         (247) Small Cap Growth                _____% _____%  (244) PIMCO Total Return             _____% _____%
options are available      Dreyfus Investment Portfolios                        Pioneer Variable Contracts Trust
only for owners whose      (229) MidCap Stock*                   _____% _____%  (402) Fund VCT**                     _____% _____%
policies were effective    Dreyfus Variable Investment Fund                     (403) Growth Opportunities VCT**     _____% _____%
before 5/1/06.             (133) Developing Leaders*             _____% _____%  (408) Mid Cap Value VCT              _____% _____%
                           (132) Quality Bond*                   _____% _____%  Putnam Variable Trust
** These investment        Fidelity Variable Insurance Products                 (137) Putnam VT Diversified Income   _____% _____%
options are available      (233) VIP Asset Manager               _____% _____%  (138) Putnam VT Growth and Income*   _____% _____%
only for owners who had    (232) VIP Contrafund                  _____% _____%  (139) Putnam VT Int'l Growth and
Accumulation Value         (230) VIP Equity-Income               _____% _____%        Income                        _____% _____%
invested in such fund or   (405) VIP Freedom 2020                _____% _____%  SunAmerica Series Trust
portfolio on 12/10/04.     (406) VIP Freedom 2025                _____% _____%  (253) Aggressive Growth              _____% _____%
                           (407) VIP Freedom 2030                _____% _____%  (252) SunAmerica Balanced            _____% _____%
*** These investment       (231) VIP Growth                      _____% _____%  The Universal Institutional Funds, Inc.
options are not            (254) VIP Mid Cap                     _____% _____%  (135) Equity Growth*                 _____% _____%
available for any          Franklin Templeton Variable Insurance Products Trust (136) High Yield*                    _____% _____%
purpose except to          (250) FT Foreign Securities           _____% _____%  VALIC Company I
transfer Accumulation      (249) FT Mutual Shares Securities     _____% _____%  (128) International Equities         _____% _____%
Value to other investment  (255) FT Small Cap Value Securities   _____% _____%  (129) Mid Cap Index                  _____% _____%
options.                   (248) FT U.S. Government              _____% _____%  (130) Money Market I                 _____% _____%
                           Goldman Sachs Variable Insurance Trust               (225) Nasdaq-100 Index               _____% _____%
                           (401) Goldman Sachs Capital Growth***    NA  _____%  (227) Science & Technology           _____% _____%
                           Janus Aspen Series                                   (226) Small Cap Index                _____% _____%
                           (234) International Growth            _____% _____%  (131) Stock Index                    _____% _____%
                           (236) Mid Cap Growth                  _____% _____%  Van Kampen Life Investment Trust
                           (235) Worldwide Growth*               _____% _____%  (251) Growth and Income              _____% _____%
                           J.P. Morgan Series Trust II                          Vanguard Variable Insurance Fund
                           (400) JPMorgan Mid Cap Value***          NA  _____%  (245) High Yield Bond                _____% _____%
                           (237) JPMorgan Small Company          _____% _____%  (246) REIT Index                     _____% _____%
                           MFS Variable Insurance Trust                         Other: ________________________      _____% _____%
                           (239) MFS Capital Opportunities*      _____% _____%                                         100%   100%
                           (134) MFS Emerging Growth*            _____% _____%
                           (240) MFS New Discovery               _____% _____%
                           (238) MFS Research                    _____% _____%

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L8993                                                        PAGE 2 OF 5                                                   Rev0506
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[ ] MODE OF PREMIUM    4.  Indicate frequency and premium amount desired: $ _____ Annual  $ _____ Semi-Annual  $ _______ Quarterly
    PAYMENT/BILLING
    METHOD CHANGE                                                         $ _______ Monthly (Bank Draft Only)

Use this section to        Indicate billing method desired: ______ Direct Bill ______ Pre-Authorized Bank Draft
change the billing                                                                    (attach a Bank Draft Authorization Form and
frequency and/or method                                                                "Void" Check)
of premium payment. Note,
however, that AGL will     Start Date: ______/ ______/ ______
not bill you on a direct
monthly basis. Refer to
your policy and its
related prospectus for
further information
concerning minimum
premiums and billing
options.

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[ ] LOST POLICY        5.  I/we hereby certify that the policy of insurance for the listed policy has been _____ LOST
    CERTIFICATE              _____ DESTROYED _____ OTHER.

Complete this section if   Unless I/we have directed cancellation of the policy, I/we request that a:
applying for a
Certificate of Insurance               ______ Certificate of Insurance at no charge
or duplicate policy to
replace a lost or                      ______ Full duplicate policy at a charge of $25
misplaced policy. If a
full duplicate policy is   be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
being requested, a check    policy to AGL for cancellation.
or money order for $25
payable to AGL must be
submitted with this
request.

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[ ] DOLLAR COST        6.  Day of the month for transfers____________ (Chose a day of the month between 1-28)
    AVERAGING (DCA)
    ($5,000 MINIMUM       Frequency of transfers: ______ Monthly ______ Quarterly ______ Semi-Annually ______ Annually
    BEGINNING
    ACCUMULATION           DCA to be made from the following investment option: ________________________________________
    VALUE)
                           Transfer: $____________________________ ($100 minimum, whole dollars only)
An amount can be
systematically             AIM Variable Insurance Funds                         Neuberger Berman Advisers Management Trust
transferred from any one   (126) AIM V.I. International Growth   $___________   (241) Mid-Cap Growth                 $___________
investment option and      (404) AIM V.I. Core Equity*           $___________   Oppenheimer Variable Account Funds
directed to one or more    The Alger American Fund                              (256) Oppenheimer Balanced           $___________
of the investment options  (259) Alger American Leveraged AllCap $___________   (257) Oppenheimer Global Securities  $___________
below. The AGL Declared    (258) Alger American MidCap Growth    $___________   PIMCO Variable Insurance Trust
Fixed Interest Account is  American Century Variable Portfolios, Inc.           (409) PIMCO CommodityRealReturn
not available for DCA.     (224) VP Value                        $___________          Strategy                      $___________
Please refer to the        Credit Suisse Trust                                  (243) PIMCO Real Return              $___________
prospectus for more        (247) Small Cap Growth                $___________   (242) PIMCO Short-Term               $___________
information on the DCA     Dreyfus Investment Portfolios                        (244) PIMCO Total Return             $___________
option.                    (229) MidCap Stock*                   $___________   Pioneer Variable Contracts Trust
                           Dreyfus Variable Investment Fund                     (402) Fund VCT**                     $___________
NOTE: DCA is not           (133) Developing Leaders*             $___________   (403) Growth Opportunities VCT**     $___________
available if the           (132) Quality Bond*                   $___________   (408) Mid Cap Value VCT              $___________
Automatic Rebalancing      Fidelity Variable Insurance Products                 Putnam Variable Trust
option has been chosen.    (233) VIP Asset Manager               $___________   (137) Putnam VT Diversified Income   $___________
                           (232) VIP Contrafund                  $___________   (138) Putnam VT Growth and Income*   $___________
* These investment         (230) VIP Equity-Income               $___________   (139) Putnam VT Int'l Growth and
options are available      (405) VIP Freedom 2020                $___________         Income                         $___________
only for owners whose      (406) VIP Freedom 2025                $___________   SunAmerica Series Trust
policies were effective    (407) VIP Freedom 2030                $___________   (253) Aggressive Growth              $___________
before 5/1/06.             (231) VIP Growth                      $___________   (252) SunAmerica Balanced            $___________
                           (254) VIP Mid Cap                     $___________   The Universal Institutional Funds, Inc.
** These investment        Franklin Templeton Variable Insurance Products Trust (135) Equity Growth*                 $___________
options are available      (250) FT Foreign Securities           $___________   (136) High Yield*                    $___________
only for owners who had    (249) FT Mutual Shares Securities     $___________   VALIC Company I
Accumulation Value         (255) FT Small Cap Value Securities   $___________   (128) International Equities         $___________
invested in such fund or   (248) FT U.S. Government              $___________   (129) Mid Cap Index                  $___________
portfolio on 12/10/04.     Janus Aspen Series                                   (130) Money Market I                 $___________
                           (234) International Growth            $___________   (225) Nasdaq-100 Index               $___________
                           (236) Mid Cap Growth                  $___________   (227) Science & Technology           $___________
                           (235) Worldwide Growth*               $___________   (226) Small Cap Index                $___________
                           J.P. Morgan Series Trust II                          (131) Stock Index                    $___________
                           (237) JPMorgan Small Company          $___________   Van Kampen Life Investment Trust
                           MFS Variable Insurance Trust                         (251) Growth and Income              $___________
                           (239) MFS Capital Opportunities*      $___________   Vanguard Variable Insurance Fund
                           (134) MFS Emerging Growth*            $___________   (245) High Yield Bond                $___________
                           (240) MFS New Discovery               $___________   (246) REIT Index                     $___________
                           (238) MFS Research                    $___________   Other: ________________________      $___________
                              ______ INITIAL HERE TO REVOKE DCA ELECTION.

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L8993                                                      PAGE 3 OF 5                                                    Rev0506
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[ ] AUTOMATIC          7.  Indicate frequency: ______ Quarterly ______ Semi-Annually______ Annually
    REBALANCING
                                  (Division Name or Number)                   (Division Name or Number)
($5,000 minimum
accumulation value) Use      ______%:  ____________________________   _______%: ______________________________________
this section to apply for
or make changes to           ______%:  ____________________________   _______%: ______________________________________
Automatic Rebalancing of
the variable divisions.      ______%:  ____________________________   _______%: ______________________________________
Please refer to the
prospectus for more          ______%:  ____________________________   _______%: ______________________________________
information on the
Automatic Rebalancing        ______%:  ____________________________   _______%: ______________________________________
Option.
                             ______%:  ____________________________   _______%: ______________________________________
Note: Automatic
Rebalancing is not           ______%:  ____________________________   _______%: ______________________________________
available if the Dollar
Cost Averaging option has    ______%:  ____________________________   _______%: ______________________________________
been chosen.
                             ______%:  ____________________________   _______%: ______________________________________
See investment option
restrictions in Box 3        ______%:  ____________________________   _______%: ______________________________________
above.
                             ______ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

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[ ] AUTHORIZATION      8.  I ( or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service
    FOR TRANSACTIONS       instructions, if elected, to transfer values among the Variable Divisions and AGL Declared Fixed
                           Interest Account and to change allocations for future premium payments and monthly deductions.
Complete this section if
you are applying for or    Initial the designation you prefer:
revoking current
telephone or e-service     ______ Policy Owner(s) only -- If Joint Owners, either one acting independently.
privileges.
                           ______ Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                           AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                           ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                           ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

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[ ] CORRECT AGE        9.  Name of Insured for whom this correction is submitted: ________________________________________

Use this section to
correct the age of any
person covered under this
policy. Proof of the       Correct DOB: ________/________/________
correct date of birth
must accompany this
request.

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[ ] TRANSFER OF       10.                                        (Division Name or Number)        (Division Name or Number)
    ACCUMULATED VALUES
                           Transfer $ ________or  ________% from ______________________________ to ______________________________.
Use this section if you
want to move money         Transfer $ ________or  ________% from ______________________________ to ______________________________.
between divisions.
Withdrawals from the AGL   Transfer $ ________or  ________% from ______________________________ to ______________________________.
Declared Fixed Interest
Account are limited to 60  Transfer $ ________or  ________% from ______________________________ to ______________________________.
days after the policy
anniversary and to no      Transfer $ ________or  ________% from ______________________________ to ______________________________.
more than 25% of the
total unloaned value of    Transfer $ ________or  ________% from ______________________________ to ______________________________.
the AGL Declared Fixed
Interest Account on the    Transfer $ ________or  ________% from ______________________________ to ______________________________.
policy anniversary. If a
transfer causes the        Transfer $ ________or  ________% from ______________________________ to ______________________________.
balance in any division
to drop below $500, AGL    Transfer $ ________or  ________% from ______________________________ to ______________________________.
reserves the right to
transfer the remaining
balance. Amounts to be
transferred should be
indicated in dollar or
percentage amounts,
maintaining consistency
throughout.

See investment option
restrictions in Box 3
above.

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L8993                                                        PAGE 4 OF 5                                                    Rev0506
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[ ] REQUEST FOR       11.  Transfer $ ________or  ________% from ______________________________ to ______________________________.
    PARTIAL SURRENDER/
    POLICY LOAN            ________ I request a partial surrender of $ ________ or ______% of the net cash surrender value.

Use this section to apply  ________ I request a loan in the amount of $ ______.
for a partial surrender
from or policy loan        ________ I request the maximum loan amount available from my policy.
against policy values.
For detailed information   Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
concerning these two       percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed
options please refer to    Interest Account and Variable Divisions in use.
your policy and its
related prospectus. If       _____________________________________________________________________________________________________
applying for a partial
surrender, be sure to        _____________________________________________________________________________________________________
complete the Notice of
Withholding section of       _____________________________________________________________________________________________________
this Service Request in
addition to this section.    _____________________________________________________________________________________________________

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[ ] NOTICE OF         12.  The taxable portion of the distribution you receive from your variable universal life insurance policy
    WITHHOLDING            is subject to federal income tax withholding unless you elect not to have withholding apply.
                           Withholding of state income tax may also be required by your state of residence. You may elect not to
Complete this section if   have withholding apply by checking the appropriate box below. If you elect not to have withholding
you have applied for a     apply to your distribution or if you do not have enough income tax withheld, you may be responsible for
partial surrender in       payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding
Section 11.                and estimated tax are not sufficient.

                           Check one: ______ I do want income tax withheld from this distribution.

                                      ______ I do not want income tax withheld from this distribution.

                           If no election is made, we are required to withhold Federal Income Tax (if applicable).

==================================================================================================================================

[ ] AFFIRMATION/      13.    CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my
    SIGNATURE                correct taxpayer identification number and; (2) that I am not subject to backup withholding under
                             Section 3406(a)(1)(c) of the Internal Revenue Code. The Internal Revenue Service does not require
Complete this section for    your consent to any provision of this document other than the certification required to avoid backup
ALL requests.                withholding.

                           Dated at _________________________________ this ________ day of_______________________, ______________.
                                    (City, State)

                           X                                                   X
                           ________________________________________________    ________________________________________________
                            SIGNATURE OF OWNER                                  SIGNATURE OF WITNESS


                           X                                                   X
                           ________________________________________________    ________________________________________________
                            SIGNATURE OF JOINT OWNER                            SIGNATURE OF WITNESS


                           X                                                   X
                           ________________________________________________    ________________________________________________
                            SIGNATURE OF ASSIGNEE                               SIGNATURE OF WITNESS

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L8993                                                        PAGE 5 OF 5                                                    Rev0506
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